UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2018 (November 19, 2018)

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 45th Floor
New York, New York	10105
(Address of principal executive offices)	(Zip code)

212-479-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2018, New Senior Investment Group Inc. (the “Company”) entered into definitive agreements with its external manager, FIG LLC (the “Manager”), to internalize the Company’s management function (the “Internalization”), effective as of 11:59 p.m. on December 31, 2018 (the “Effective Time”). Since the completion of the spin-off of the Company from Newcastle Investment Corp. in November 2014, the Manager has been responsible for managing the Company’s operations, subject to the supervision of the Company’s board of directors, pursuant to a Management and Advisory Agreement, dated November 6, 2014 (the “Management and Advisory Agreement”). As described in more detail below, on November 19, 2018, the Company agreed with the Manager to terminate the Management and Advisory Agreement and arrange for the Manager to continue to provide certain services for a transition period.

Each of the agreements described under this Item 1.01, and the transactions contemplated thereby, were negotiated and unanimously approved by a special committee (the “Special Committee”) comprised solely of David H. Milner and Robert F. Savage, each of whom are independent and disinterested members of the board of directors of the Company. The Special Committee was advised by independent counsel and an independent financial advisor.

Termination and Cooperation Agreement

On November 19, 2018, the Company entered into a Termination and Cooperation Agreement (the “Termination and Cooperation Agreement”) with the Manager. Under the Termination and Cooperation Agreement, the Management and Advisory Agreement will terminate effective as of the Effective Time, except that certain indemnification and other obligations will survive. In connection with the termination of the Management and Advisory Agreement, the Company will (i) make a one-time cash payment of $10 million to the Manager and (ii) issue to the Manager 400,000 shares of the Company’s newly created Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) (as described below). As described in the Termination and Cooperation Agreement, the Company intends to extend offers of employment to certain employees of the Manager or its affiliates who provide services to the Company, including the persons who currently serve as executive officers of the Company. The Manager has agreed to be solely responsible for the payment of all compensation payable to such employees with respect to the period prior to the Effective Time, whether payable prior to or following the Effective Time, including any discretionary cash bonus payment payable in respect of the 2018 calendar year, subject to the Manager’s right to be reimbursed by the Company for such compensation payments to the extent reimbursable pursuant to the Management and Advisory Agreement. The information set forth herein with respect to the Termination and Cooperation Agreement is qualified in its entirety by the full text of the Termination and Cooperation Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Transition Services Agreement

In connection with the Termination and Cooperation Agreement, the Company and the Manager have agreed to enter into a Transition Services Agreement in the form attached as Exhibit B to the Termination and Cooperation Agreement (the “Transition Services Agreement”), with such changes as the parties may mutually agree to prior to the Effective Time. The Company and the Manager expect to enter into the Transition Services Agreement effective as of January 1, 2019. Under the Transition Services Agreement, the Manager is required to continue to provide the Company with certain services (the “Services”) for a transition period during which the Company will procure alternative providers. The Services are primarily information technology, tax and accounting services. Additionally, the Services include the right to continue to use the Manager’s office premises for a limited time. The Services will be provided for a fee intended to be equal to the Manager’s cost of providing the Services, including the allocated cost of, among other things, overhead, employee wages and compensation and actually incurred out-of-pocket expenses. The Company may elect to terminate any individual Service with at least thirty (30) days prior notice.

The Transition Services Agreement will terminate on the earliest to occur of the latest date on which any Service is to be provided as set forth in the Transition Services Agreement, unless terminated earlier (i) by mutual agreement of the parties, (ii) by either the Manager or the Company in the event of a material breach by the non-terminating party that is not cured within thirty (30) days following written notification thereof, or (iii) by the Manager if the Company fails to pay any sum overdue and payable for a period of at least thirty (30) days.

The information set forth herein with respect to the Transition Services Agreement is qualified in its entirety by the full text of the form of Transition Services Agreement, which is attached as Exhibit B to the Termination and Cooperation Agreement that is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Series A Preferred Stock

In connection with the Termination and Cooperation Agreement, prior to the Effective Time, the Company intends to file a Certificate of Designation which sets forth the rights, powers, and preferences of the Series A Preferred Stock with the Secretary of State of the State of Delaware in the form attached as Exhibit A to the Termination and Cooperation Agreement (the “Certificate of Designation”), with such changes as the parties may mutually agree to prior to filing the Certificate of Designation. Holders of the Series A Preferred Stock are entitled to cumulative cash dividends at a rate per annum of 6.00% on the liquidation preference amount of such shares of Series A Preferred Stock. Dividends, if declared, shall be payable quarterly in arrears on the fifteenth day of January, April, July and October of each year.

Subject to certain exceptions, no dividend or other distribution may be declared, made or paid or set apart for payment upon any class or series of capital stock of the Company ranking junior to, or on parity with, the Series A Preferred Stock, and no such class or series of capital stock may be redeemed, purchased or otherwise acquired for any consideration by the Company unless all accumulated and unpaid dividends have been, or contemporaneously are, declared and paid, or are declared and a sum of cash sufficient for payment thereof is set apart for such payment, on all outstanding shares of Series A Preferred Stock and any class or series of capital stock of the Company on parity with the Series A Preferred Stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of shares of Series A Preferred Stock will receive out of the assets of the Company legally available for distribution to its stockholders before any payment is made to the holders of any series of preferred stock ranking junior to the Series A Preferred Stock or to any holder of the Company’s common stock but subject to the rights of any class or series of securities ranking senior to or on parity with the Series A Preferred Stock, a payment per share equal to $100 plus any accumulated and unpaid dividends.

The Company may elect to redeem, at any time, all but not less than all of the shares of Series A Preferred Stock for cash at a price equal to the liquidation preference amount of the Series A Preferred Stock plus all accumulated and unpaid dividends thereon (the “Redemption Price”). On or after December 31, 2020, the holders of a majority of the then outstanding shares of Series A Preferred Stock will have the right to require the Company to redeem up to 50% of the outstanding shares of Series A Preferred Stock, and on or after December 31, 2021, the holders of a majority of the then outstanding shares of Series A Preferred Stock will have the right to require the Company to redeem all or any portion of the outstanding shares of Series A Preferred Stock, in each case, for cash at the Redemption Price.

Upon the occurrence of a Change of Control (as defined in the Certificate of Designation), the Series A Preferred Stock is required to be redeemed in whole at the Redemption Price.

Subject to certain exceptions, the holders of Series A Preferred Stock have no voting rights. However, as long as any shares of Series A Preferred Stock remain outstanding, the Certificate of Designation provides that the Company shall not, without the affirmative vote or consent of holders of a majority of the then outstanding shares of Series A Preferred Stock then outstanding, (i) alter or amend the Certificate of Designation, (ii) alter or amend the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) so as to adversely affect the powers, preferences, privileges or rights of the Series A Preferred Stock, (iii) authorize, create, issue or increase the authorized amount of the Series A Preferred Stock or any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, or to authorize, create, issue or increase any obligation or security convertible into or evidencing the right to purchase Series A Preferred Stock or any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, (iv) classify or reclassify any authorized capital stock of the Company into any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, or to classify or reclassify any obligation or security convertible into or evidencing the right to purchase any capital stock of the Company ranking senior to the Series A Preferred Stock or (v) subject to certain specified exceptions, enter into any contractual arrangements by the Company that by their terms prohibit or restrict the payment of dividends by the Company with respect to the Series A Preferred Stock.

The information set forth herein with respect to the Certificate of Designation is qualified in its entirety by the full text of the form of Certificate of Designation, which is attached as Exhibit A to the Termination and Cooperation Agreement that is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Management and Advisory Agreement is incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the creation of a class of the Series A Preferred Stock is incorporated by reference into this Item 3.02. The Company relied upon an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, as the offering consisted of a private placement with a single investor with knowledge of the Company’s business and operations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Letter Agreement

In connection with the Internalization, on November 19, 2018, the Company entered into a letter agreement (the “Letter Agreement”), with Susan Givens, the Company’s Chief Executive Officer. Pursuant to the terms of the Letter Agreement, effective as of January 1, 2019, Ms. Givens’ employment term will initially be for three years, subject to automatic annual renewals thereafter. Ms. Givens will be entitled to receive an annual base salary of $750,000. In addition, on an annual basis, Ms. Givens will be eligible to (1) participate in an annual cash bonus incentive plan with a target annual opportunity equal to 150% of base salary subject to a maximum opportunity of 250% and a guaranteed bonus for 2019 of at least $1,125,000 and (2) receive annual long-term incentive awards having a target grant date value of $2,000,000, of which 75% will be in the form of performance-based awards and of which 25% will be in the form of time-vesting awards. In connection with commencement of her employment, Ms. Givens will receive equity grants having a total grant date fair market value equal to $3,000,000, of which one-third will be in the form of stock options and two thirds will be in the form of restricted stock awards, each award vesting ratably over three years following the effective date. In the event of certain qualifying terminations of employment by the Company or Ms. Givens, Ms. Givens will be entitled to (w) cash severance equal to two times (three times if such a qualifying termination occurs within one year after a change in control of the Company) the sum of her base salary and target annual bonus, (x) a prorated target bonus for the year of termination, (y) 18 months of health insurance premiums and (z) one year of additional vesting of awards that vest annually in installments and prorated vesting of awards that do not vest annual in installment (or immediate vesting of awards, if such qualifying termination occurs within one year after a change in control of the Company). In addition, unless otherwise provided in the relevant plan or award agreement, upon a change in control, performance awards will become immediately vested based on the performance measured as of the date of the change in control. Ms. Givens will also be subject to certain post-employment noncompetition and nonsolicitation covenants for an 18 month period following any severance-qualifying termination of employment and a 12 month period following any other termination of employment, as well as a covenant not to disclose confidential information.

Item 8.01 Other Events.

On November 20, 2018, the Company issued a press release describing the Internalization and related matters. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference herein.

Forward Looking Statements

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the benefits of the Company’s internalization of management. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the Company’s ability to successfully manage the transition to self-management and to retain its senior executives and directors pending consummation of the Internalization. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination and Cooperation Agreement, dated November 19, 2018, by and between New Senior Investment Group Inc. and FIG LLC

99.1	Press Release, dated November 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: November 20, 2018	By:	/s/ Ivy Hernandez
Ivy Hernandez
Secretary